UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 25, 2008

Commission File No.	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number
1-5007		59-0475140

TAMPA ELECTRIC COMPANY

(a Florida corporation)

TECO Plaza

702 N. Franklin Street

Tampa, Florida 33602

(813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01:	Other Events

See the Press Release dated February 25, 2008 furnished as Exhibit 99.1 and incorporated herein by reference, reporting on Tampa Electric Company’s plan to refinance tax-exempt auction rate bonds.

Section 9 – Financial Statements and Exhibits

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated February 25, 2008, reporting on Tampa Electric Company’s plan to refinance tax-exempt auction rate bonds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2008	TAMPA ELECTRIC COMPANY
(Registrant)

/s/ G. L. GILLETTE
G. L. GILLETTE
Senior Vice President-Finance and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release dated February 25, 2008, reporting on Tampa Electric Company’s plan to refinance tax-exempt auction rate bonds.